EXHIBIT 32.01
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AllianceBernstein L.P. (the “Company”) on Form 10-K for the period ended December 31, 2006 to be filed with the Securities and Exchange Commission on or about March 1, 2007 (the “Report”), I, Lewis A. Sanders, Chief Executive Officer of the Company, certify, for the purpose of complying with Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2007	/s/ Lewis A. Sanders
Lewis A. Sanders
Chief Executive Officer
AllianceBernstein L.P.